UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 3, 2013 (September 30, 2013)

 PERICOM SEMICONDUCTOR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-27026 (Commission File Number)	77-0254621 (I.R.S. Employer Identification No.)

1545 Barber Lane, Milpitas, California 95035

(Address of Principal Executive Offices) (Zip Code)

(408) 232-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 30, 2013, Pericom Semiconductor Corporation (the "Company") was informed by Aaron Tachibana that he had decided to resign from his position as the Company's Chief Financial Officer to pursue an opportunity at another company. His resignation will be effective as of November 4, 2013, which will enable him to oversee the financial close for our quarter ended September 28, 2013 and our 10-Q filing with the SEC. We thank Aaron for his three and a half years of dedicated service to the Company and his many contributions during that period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

By:	/s/ Chi-Hung (John) Hui, Ph.D.
Chi-Hung (John) Hui, Ph.D.
Secretary

Date: October 3, 2013